UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
April 7, 2016

AZZ INC.
(Exact name of Registrant as specified in its charter)

TEXAS (State or Other Jurisdiction of Incorporation or Organization)	1-12777 Commission File No.	75-0948250 (I.R.S. Employer Identification Number)

One Museum Place, Suite 500 3100 West 7th Street Fort Worth, TX 76107 (Address of principal executive offices, including zip code)

Registrant’s Telephone Number, including Area Code:
(817) 810-0095

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 – Other Events.

On April 8, 2016, AZZ Inc. ("AZZ") issued a press release announcing: (i) the date that AZZ will issue 2016 fiscal fourth quarter and full year results; and (ii) the Board of Directors approval of a 2016 fiscal fourth quarter cash dividend payment of $0.15 per share to shareholders of record as of April 22, 2016, which will be payable on May 6, 2016. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

The following exhibit is filed as part of this report.

Exhibit No.	Description
99.1	Press Release issued by AZZ Inc. on April 8, 2016 announcing the date of the fiscal fourth quarter conference call and the approval of a fourth quarter cash dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZZ Inc.
Date: April 8, 2016	By:	/s/ Tara D. Mackey
Tara D. Mackey Chief Legal and Human Resources Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by AZZ Inc. on April 8, 2016 announcing the date of the fiscal fourth quarter investor conference call and the approval of a fourth quarter cash dividend.